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                                                              Exhibit 99.2(r)(2)

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                                 CODE OF ETHICS

Effective August 16, 2002


______________________________
(Print Name)

         The investment advisors, advisors, distribution companies and related service companies listed on the attached Schedule A that operate within Morgan Stanley Investment Management (each; a "Covered Company" and collectively, "Investment Management") have adopted this Code of Ethics (the "Code"). The principal objectives of the Code are (i) to provide policies and procedures consistent with applicable law and regulation, including Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 204 A of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and
(ii) to ensure that the personal trading and other business activities of Employees of Investment Management (defined in Section III. below) are conducted in a manner consistent with applicable law and regulation and the general principles set forth in the Code.

         Employees of Investment Management are also subject to the "Morgan Stanley Code of Conduct - Securities and Asset Management Businesses" (the "Code of Conduct"). The Code of Conduct can be found on the Morgan Stanley Today intranet site at http://law.corp.msdw.com:8080/portal/cr/code of conduct securities assetmgmt 12 7 00.pdf Employees are reminded that they are also subject to other Morgan Stanley Investment Management policies, including policies on insider trading, the receipt of gifts, the handling of all internally distributed proprietary and confidential information, Morgan Stanley Investment Management Senior Loan Firewall Procedures, and service as a director of a publicly traded company. All internally distributed information is proprietary and confidential information and should not be discussed with people outside of Morgan Stanley Investment Management or shared with anybody outside of the Investment Department.

I.       Summary of Policy/Procedures

         The Code is designed to ensure that all acts, practices and courses of business engaged in by Employees are conducted in accordance with the highest possible standards and to prevent abuses or even the appearance of abuses by Employees relating to their personal trading and other business activity. The Code accomplishes this by requiring, among other things, that Employees:

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            . Pre-clear all personal securities transactions, including transactions in Morgan Stanley securities;

            . Pre-clear the opening of brokerage accounts and maintain such accounts at Morgan Stanley (exceptions may be granted in unusual circumstances by the Local Compliance Group);

            .   Report all securities transactions on a quarterly basis;

            . Not enter into a personal transaction in a Covered Security (defined in Section V. below) if there is an open order to purchase or sell that Covered Security for a Fund or a Managed Account (defined in Section II. below);

            . Not acquire any security in an initial public offering (IPO) or any other public underwriting;

            . Not acquire any private placements unless special permission is obtained from the Code of Ethics Review Committee (defined in Section VI. below);

            . Not serve on the board of any company without prior approval from the Code of Ethics Review Committee;

            . Not sell Covered Securities at a profit unless the Covered Securities have been held for at least 60 days;

            . Not sell Covered Securities under any circumstances unless the Covered Securities have been held for at least 30 days;

            . Not purchase any Covered Security sold by the Employee within the previous 30 days;

            . Not purchase any Covered Security sold by the Employee within the previous sixty days if the purchase price is lower than any sale price within the 60-day period;

            . Report all holdings on an annual basis and certify annually that they have read and understand the provisions of the Code;

            . Who are portfolio managers or analysts, or who report to a portfolio manager or analyst, not trade in a security if accounts they manage trade in the same security within the 7 days prior to or 7 days following the Employee's transaction.

         While the provisions of the Code, including exceptions to its general provisions, are more specifically described below, each Employee should note that with respect to their personal securities transactions, compliance with the Code is a matter of understanding the basic requirements set forth above and making sure that the steps the Employee takes with respect to each personal securities transaction, and their personal investment activity in general, are in accordance with these requirements. Employees with interpretative questions or any other questions are strongly urged to consult with their Local Compliance Group prior to taking the action in question.

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II.      General Principles

         A.       Shareholder and Client Interests Come First

                  Every Employee owes a fiduciary duty to the shareholders of registered investment companies (each; a "Fund" and collectively, the "Funds") and to the Managed Account Clients (defined as clients other than registered investment companies including unregistered investment companies, institutional clients and individuals). This means that in every decision relating to investments, every Employee must recognize the needs and interests of the Fund shareholders and the Managed Account Clients, and be certain that at all times the interests of the Fund shareholders and other Managed Account Clients are placed ahead of any personal interest.

         B.       Avoid Actual and Potential Conflicts of Interest

                  The restrictions and requirements of the Code are designed to prevent behavior, which actually or potentially conflicts, or raises the appearance of actual or potential conflict, with the interests of the Fund shareholders or the Managed Account Clients. It is of the utmost importance that the Personal Securities Transactions of Employees (defined in Section IV below) be conducted in a manner consistent with both the letter and spirit of the Code, including these principles, to ensure the avoidance of any such conflict of interest, or abuse of an individual's position of trust and responsibility.

III.     Access Persons

         "Access Persons" shall include all directors, officers, and employees of Investment Management as well as certain other persons falling within such definition under Rule 17j-1 under the 1940 Act and such other persons that may be so deemed by each Local Compliance Group from time to time, except those persons who are not officers and directors of an investment adviser under Morgan Stanley Investment Management and who meet the following criteria: (i) directors and officers of Morgan Stanley Distributors, Morgan Stanley Distribution, Morgan Stanley & Co., and Van Kampen Funds Inc. (each a "Distributor" and collectively, the "Distributors") that do not devote substantially all of their working time to the activities (including distribution activities) of an investment adviser under Morgan Stanley Investment Management; (ii) directors and officers of the Distributors that do not, in connection with their regular functions and duties, participate in, obtain information with respect to, or make recommendations as to, or purchase and sell securities on behalf of a Fund or a Managed Account Client; and (iii) directors and officers of the Distributors that do not have access to information regarding the day-to-day investment activities of Investment Management shall not be deemed Access Persons. Such persons are, however, subject to the Code of Conduct. The Local

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         Compliance Group for each Covered Company will identify all Access Persons of Investment Management and notify them of their pre-clearance and reporting obligations at the time they become an Access Person. Access Persons will be referred to as "Employees" throughout the Code. Employees with questions concerning their status as Access Persons are urged to consult with their Local Compliance Group.

IV.      Grounds for Disqualification from Employment

         Pursuant to the terms of Section 9 of the 1940 Act, no director, officer or employee of a Covered Company may become, or continue to remain, an officer, director or employee without an exemptive order issued by the U.S. Securities and Exchange Commission if such director, officer or employee:

         A. within the past ten years has been convicted of any felony or misdemeanor (i) involving the purchase or sale of any security; or (ii) arising out of their conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the Commodity Exchange Act; or

         B. is or becomes permanently or temporarily enjoined by any court from: (i) acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the U.S. Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company or entity or person required to be registered under the U.S. Commodity Exchange Act; or (ii) engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

         It is your obligation to immediately report any conviction or injunction falling within the foregoing provisions to the Chief Legal or Compliance Officer of Investment Management.

V.       Personal Securities Transactions

         A.       Prohibited Conduct

                  No Employee shall buy or sell any "Covered Security" (defined as all securities, including any option to purchase or sell, and any security convertible into or exchangeable for such securities, with the exception of those described in sub

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                  section C.3. below) for his/her own account or for an account in which the individual has, or as a result of the transaction acquires, any direct or indirect "beneficial ownership" (referred to herein as a "Personal Securities Transaction") unless:

                  1.       pre-clearance of the transaction has been obtained;
                           and

                  2. the transaction is reported in writing to the Local Compliance Group in accordance with the requirements below.

             B.   Restrictions and Limitations on Personal Securities
                  Transactions

                  Except where otherwise indicated, the following restrictions and limitations govern investments and personal securities transactions by Employees:

                      1. Covered Securities (defined in sub-section A. above) purchased may not be sold until at least 30 calendar days from the purchase trade date and may not be sold at a profit until at least 60 calendar days from the purchase trade date. Covered Securities sold may not be repurchased until at least 30 calendar days from the sale trade date. In addition, Covered Securities sold may not be purchased at a lower price until at least 60 calendar days from the sale trade date. Any violation may result in disgorgement of all profits from the transactions as well as other possible sanctions.

                      2.   No short sales are permitted.

                      3. No transactions in options or futures are permitted, except that listed options may be purchased, and covered calls written. No option may be purchased or written if the expiration date is less than 60 calendar days from the date of purchase. No option position may be closed at a profit less than 60 calendar days from the date it is established.

                      4. No Employee may acquire any security in an initial public offering (IPO) or any other public underwriting. No Employee shall purchase shares of a registered investment company that is managed by a Covered Company if such investment company is not generally available to the public, unless the vehicle is designed for Morgan Stanley employees and there is no intention of it becoming public in the future.

                      5a. Private placements of any kind may only be acquired with special permission from the Code of Ethics Review Committee and, if approved, will be subject to continuous monitoring by the Local Compliance Group for possible future conflict. Any Employee wishing to request approval for

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                           private placements must complete a Private Placement Approval Request Form and submit the form to the Local Compliance Group. A copy of the Private Placement Approval Request Form, which may be revised from time to time, is attached as Exhibit A. Where the Code of Ethics Review Committee approves any acquisition of a private placement, its decision and reasons for supporting the decision will be documented in a written report, which is to be kept for five years by the Local Compliance Group after the end of the fiscal year in which the approval was granted.

                  5b. Any Employee who has a personal position in an issuer through a private placement must affirmatively disclose that interest if such person is involved in consideration of any subsequent investment decision by a Fund or Managed Account regarding any security of that issuer or its affiliate. In such event, the President or Chief Investment Officer of Investment Management shall independently determine the final investment decision. Written records of any such circumstance shall be sent to the Local Compliance Group and maintained for a period of five years after the end of the fiscal year in which the approval was granted.

         Restrictions 6.a. and 6.b. apply only to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of Investment Management. Restriction 6.c. applies only to personnel in the trading department of each Covered Company.

                  6a. No purchase or sale transaction may be made in any Covered Security by any portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) for a period of 7 calendar days before or after that Covered Security is bought or sold by any Fund (other than Morgan Stanley Value-Added Market Series, Morgan Stanley Select Dimensions Investment Series - Value-Added Market Portfolio, and Morgan Stanley index funds, or Portfolios) or any Managed Account (other than index-based Managed Accounts) for which such portfolio manager or research analyst (or person reporting to a portfolio manager or research analyst) serves in that capacity.

                  6b. The definition of portfolio manager shall also extend to any person involved in determining the composition of the portfolios of Funds that are UITs or who have knowledge of a composition of a UIT portfolio prior to deposit. These individuals shall not buy or sell a Covered Security within 7 calendar days before or after such Covered Security is included in the initial deposit of a UIT portfolio.

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                  6c. No purchase or sale transaction may be made in any Covered Security traded through the appropriate Covered Company's trading desk(s) (as determined by the Local Compliance Group) by any person on that trading desk at the same time that any Fund (other than Morgan Stanley Value-Added Market Series, Morgan Stanley Select Dimensions Investment Series-Value-Added Market Portfolio, and Morgan Stanley index funds, or Portfolios) or any Managed Account (other than index-based Managed Accounts) has a pending purchase or sale order in that same Covered Security.

                  6d. Any transaction by persons described in sub-sections 6.a., 6.b., and 6.c. above within such enumerated period may be required to be reversed, if applicable, and any profits or, at the discretion of the Code of Ethics Review Committee, any differential between the sale price of the Personal Security Transaction and the subsequent purchase or sale price by a relevant Fund or Managed Account during the enumerated period, will be subject to disgorgement; other sanctions may also be applied.

                  7. No Employee shall purchase or sell any Covered Security which to their knowledge at the time of such purchase or sale: (i) is being considered for purchase or sale by a Fund or a Managed Account; or
                           (ii) is being purchased or sold by a Fund or a Managed Account. With respect to portfolio managers and research analysts (and all persons reporting to portfolio managers and research analysts) of a Covered Company, no such persons may purchase shares of a closed-end investment company over which such person exercises investment discretion.

                  8. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be cleared each day until the transaction is effected).

                  9.       Employees shall not participate in investment clubs.

                  Important: Regardless of the limited applicability of Restrictions 6.a., 6.b., and 6.c. each Local Compliance Group monitors all transactions by Employees in all locations in order to ascertain any pattern of conduct that may evidence actual or potential conflicts with the principles and objectives of the Code, including a pattern of front-running. The Compliance Group of each Covered Company: (i) on a quarterly basis, will provide the Boards of Directors/Trustees of the Funds it manages with a written report that describes any issues that arose during the previous quarter under the Code and, if applicable, any Funds' Sub-Adviser's Code of Ethics, including but not limited to, information about material violations

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                  and sanctions imposed in response to the material violations; and (ii) on an annual basis, will certify that each Covered Company has adopted procedures reasonably necessary to prevent its Employees from violating the Code. Also, as stated elsewhere in this Code, any violation of the foregoing restrictions may result in disgorgement of all profits from the transactions as well as other possible sanctions.

         C.       Pre-Clearance Requirement

                  1.       Procedures

                           (a)      From Whom Obtained

                                    All Employees are required to obtain
                                    pre-clearance of a Personal Securities
                                    Transaction by: (i) confirming that no open
                                    orders exist in the same or related security
                                    with the appropriate trading desk(s) (as
                                    determined by the Local Compliance Group);
                                    and (ii) having the transaction approved by
                                    the Local Compliance Group.

                                    Portfolio managers and research analysts (or persons reporting to portfolio managers or research analysts) of Investment Management seeking approval for a Personal Securities Transaction must obtain an additional approval signature from a designated Senior Portfolio Manager (prior to pre-clearance from the Local Compliance Group). Trading desk personnel at any Covered Company seeking approval for a Personal Securities Transaction must obtain an additional approval signature from their immediate supervisor prior to pre-clearance from the Local Compliance Group.

                                    A copy of the Personal Securities
                                    Transaction Approval Form, which may be
                                    revised from time to time, is attached as Exhibit B.

                                    Each Local Compliance Group has implemented procedures reasonably designed to monitor purchases and sales effected pursuant to these pre-clearance procedures.

                           (b)      Permitted Brokerage Accounts

                                    All securities transactions must be made through a Morgan Stanley brokerage account/1/. No other brokerage accounts are permitted unless special permission is obtained from the Local Compliance

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Morgan Stanley brokerage account shall mean an account with an affiliated Morgan Stanley broker in the Employee's local jurisdiction.

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                                   Group. If an Employee maintains an
                                   account(s) outside of Morgan Stanley, that Employee must transfer his/her account(s) to a Morgan Stanley brokerage account as soon as practical (generally thirty days or less). Failure to do so will be considered a significant violation of the Code. In the event permission to maintain an outside brokerage account is granted by the Local Compliance Group, it is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions and monthly brokerage statements to be sent to the Local Compliance Group.

                                   Prior to opening a Morgan Stanley brokerage account, Employees must obtain approval from their Local Compliance Group. No Employee may open a brokerage account unless a completed and signed copy of a Morgan Stanley Employee Account Request Form is submitted to the Local Compliance Group for approval. A copy of the Morgan Stanley Employee Account Request Form, which may be revised from time to time, is attached as Exhibit C. After account has been opened, Employees are responsible for reporting their Morgan Stanley account number to the Local Compliance Group.

                            (c)    Personal Securities Transaction Approval Form

                                   Pre-clearance must be obtained by completing and signing the Personal Securities Transaction Approval Form, provided for that purpose, and obtaining the proper pre-clearance signatures. The Approval Form must also indicate, as applicable, the name of the individual's financial advisor, the branch office numbers, as well as other required information.

                                   If an Employee has more than one account under his/her control, the Employee must indicate for which account the trade is intended on the Personal Securities Transaction Approval Form. Employees are required to have duplicate copies of their trade confirms and account statements (which can be electronically transmitted) sent to the Local Compliance Group for each account the Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership (as defined in sub-section C.4. below).

                           (d)     Filing

                                   After all required signatures are obtained, the Personal Securities Transaction Approval Form must be filed with the Local Compliance

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                            Group by noon of the day following execution of the trade for filing in the respective individual's Code of Ethics file. The Employee should retain a copy for his/her records. (The Local Compliance Group will also retain a copy of the form if a pre-clearance request is denied.)

                  2. Factors Considered in Pre-Clearance of Personal Securities Transactions

                        In reviewing any trade for approval, the following factors, among others, will generally be considered in determining whether or not to clear a proposed transaction:

                        (a) Whether the amount or the nature of the transaction,
                            or the person making it, is likely to affect the price or market of security that is held by a Fund or a Managed Account Client.

                        (b) Whether the purchase or sale transaction of the
                            Covered Security by the Employee: (i) is being considered for purchase or sale by a Fund or a Managed Account; or (ii) is being purchased or sold by a Fund or a Managed Account Client.

                        (c) Whether the individual making the proposed purchase
                            or sale is likely to benefit from purchases or sales being made or considered on behalf of any Fund or a Managed Account Client.

                        (d) Whether the transaction is non-volitional on the
                            part of the individual.

                        (e) Whether the transaction is conducted in a manner
                            that is consistent with the Code to avoid any potential for appearance of impropriety.

                        In addition to the requirements set forth in the Code, the Local Compliance Group and/or, if applicable, designated Senior Portfolio Manager/immediate trading room supervisor (as appropriate), in keeping with the general principles and objectives of the Code, may refuse to grant pre-clearance of a Personal Securities Transaction in their sole discretion without being required to specify any reason for the refusal.

                  3.    Exempt Securities

                        (a) The securities listed below are exempt from: (i) the
                            restrictions of Section V., sub-sections B.1. , B.6. and B.7.; (ii) the pre-clearance requirements; and
                            (iii) the initial, quarterly and annual reporting requirements. Accordingly, it is not necessary to obtain pre-

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                        clearance for Personal Securities Transactions in any of the following securities, nor is it necessary to report such securities in the quarterly transaction reports or the initial and annual securities holdings list:

                        (i)   Direct obligations of the United States
                              Government/2/;

                        (ii)  Bank Certificates of Deposit;

                        (iii) Bankers' Acceptances;

                        (iv)  Commercial Paper;

                        (v) High Quality Short-Term Debt Instruments (which for these purposes are repurchase agreements and any instrument that has a maturity at issuance of less than 366 days that is rated in one of the two highest categories by a Nationally Recognized Statistical Rating Organization); and

                        (vi) Shares of open-end investment companies (mutual funds). (Exchange Traded Funds ("ETFs") and Closed-end funds must be pre-cleared and are subject to all other reporting requirements.)

                    (b) Transactions in redeemable Unit Investment Trusts are
                        exempt from the restrictions contained in Section V., sub-sections B.1. , B.6. and B.7 and the pre-clearance requirement of Section V., sub-section C., but are subject to the initial, quarterly and annual reporting requirements of Section V. , sub-section D.

                    (c) All Employees wishing to participate in an issuer's
                        direct stock purchase plan or automatic dividend reinvestment plans must submit a memorandum to the Local Compliance Group stating the name and the amount to be invested in the plan. Any sale transactions from an automatic dividend reinvestment plan must be pre-approved. Purchases under an issuer's direct stock purchase plan or automatic dividend reinvestment plan are exempt from the restrictions contained in sub-sections B.1., B.6. and B.7. and the pre-clearance requirement but are subject to the initial, quarterly and annual reporting requirements.

                    (d) Holdings and transactions in MWD stock3 are subject to the initial, quarterly and annual reporting requirements as well as the 30-day holding period restriction and the 60-day short swing profit restriction and the pre-clearance requirements described above. The

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/2/ Includes securities that carry full faith and credit of the U.S. government for the timely payment of principal and interest, such as Ginnie Maes, U.S. Savings Bonds, and U.S. Treasuries.
/3/ In connection with the sale of MWD stock, periodic purchases through employer sponsored equity purchase plans shall not be looked to in calculating the 30-day holding period restriction or the 60-day short swing profit restriction.,

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                                    restrictions imposed by Morgan Stanley on Senior Management and other persons in connection with transactions in MWD stock are in addition to this Code, and must be observed to the extent applicable. Employees are required to read the Code of Conduct for a listing of specific restrictions and limitations relating to the purchase or sale of MWD stock.

                              (e) Employees may maintain fully discretionary accounts managed by either an internal or external registered investment adviser provided that each of the following conditions are met: (i) the investment program is offered by Morgan Stanley; (ii) the portfolio manager's strategy/investment discipline/investment program offered/utilized is the same for both Employee and non-Employee client accounts;
                                   (iii) written permission is obtained from the Director of Compliance and the Chief Investment Officer (or their designees) prior to opening a fully discretionary account;
                                   (iv) written certification is obtained
                                   stating that there will be no communication between the portfolio manager and the Employee with regard to investment decisions prior to execution; and (v) Employee accounts will be treated no differently from non-Employee accounts. The Employee must designate duplicate copies of trade confirmations and monthly statements to be sent to the Compliance Department. To the extent that an Employee directs trades for tax purposes, that Employee shall obtain pre-clearance for each transaction from his/her Local Compliance Group.

                      4.      Accounts Covered

                              An Employee must obtain pre-clearance for any Personal Securities Transaction if such Employee has, or as a result of the transaction acquires, any direct or indirect beneficial ownership in the security.

                              The term "beneficial ownership" shall be interpreted with reference to the definition contained in the provisions of Section 16 of the Securities Exchange Act of 1934. Generally, a person is regarded as having beneficial ownership of securities held in the name of:

                              (a) the individual; or

                              (b) a husband, wife or a minor child; or

                              (c) a relative sharing the same house; or

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                        (d)   other person if the Employee:

                              (i) obtains benefits substantially equivalent to ownership of the securities;

                              (ii)  can obtain ownership of the securities
                                    immediately or at some future time; or

                              (iii) can have investment discretion or otherwise
                                    can exercise control.

                        The following circumstances constitute Beneficial Ownership by an Employee of securities held by a trust:

                        (a) Ownership of securities as a trustee where either
                            the Employee or members of the Employee's immediate family have a vested interest in the principal or income of the trust.

                        (b) Estate or trust accounts in which the Employee has
                            the power to effect investment decisions, unless a specific exemption is granted.

                        (c) Any Employee who is a settlor of a trust is required
                            to comply with all the provisions of the Code, unless special exemption in advance is granted by the Local Compliance Group and: (i) the Employee does not have any direct or indirect beneficial interest in the trust; (ii) the Employee does not have the direct or indirect power to effect investment decisions for the trust, and (iii) the consent of all the beneficiaries is required in order for the Employee to revoke the trust.

                        It is the responsibility of the Employee to arrange for duplicate confirmations of all securities transactions and monthly statements to be sent to the Local Compliance Group. The final determination of beneficial ownership is a question to be determined in light of the facts of each particular case. If there are any questions as to beneficial ownership, please contact your Local Compliance Group.

                  5.    Exemption from Pre-clearance Requirement

                        Pre-clearance is not required for any account where the Employee does not have direct or indirect beneficial ownership. In case of doubt as to whether an account is covered by the Code, Employees must consult with their Local Compliance Group.

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               D.       Report of Transactions

                        1.    Transactions and Accounts Covered

                              (a) All Personal Securities Transactions in Covered Securities must be reported in the next quarterly transaction report after the transaction is effected. The quarterly report shall contain the following information:

                                    (i)     The date of the transaction, the
                                            title, interest rate and maturity
                                            date (if applicable), number of
                                            shares and principal amount of each
                                            security involved;

                                    (ii)    The nature of the transaction (i.e.,
                                            purchase, sale, or any other type of
                                            acquisition or disposition);

                                    (iii)   The price at which the purchase or
                                            sale was effected;

                                    (iv)    The name of the broker, dealer, or
                                            bank with, or through which, the
                                            purchase or sale was effected; and

                                    (v)     The date the report was submitted to
                                            the Local Compliance Group by such
                                            person.

                                    In addition, any new brokerage account(s) opened during the quarter without approval from the Local Compliance Group as well as the date(s) the account(s) was (were) opened must be reported. The report must contain the following information:

                                    (i)     The name of the broker, dealer, or
                                            bank with whom the account was
                                            established;

                                    (ii)    The date the account was
                                            established; and

                                    (iii)   The date the report was submitted to
                                            the Local Compliance Group.

                              (b)   An Employee need not make a quarterly
                                    transaction report if he/she: (i) maintains only a Morgan Stanley brokerage account and the report would duplicate information contained in the broker trade confirms, system generated reports or account statements received by the Local Compliance Group; and (ii) has not opened any new

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                        brokerageaccounts or mutual fund accounts with brokerage facilities without obtaining approval from their Local Compliance Group during the quarter.

           2.   Time of Reporting

                        (a) Initial Listing of Securities Holdings and Brokerage
                            Accounts Report

                            Each Employee must provide an Initial Listing of Securities Holdings and Brokerage Accounts Report to their Local Compliance Group disclosing: (i) all Covered Securities, including private placement securities, beneficially owned by the Employee listing the title of the security, number of shares held, and principal amount of the security; (ii) the name of the broker dealer or financial institution where the Employee maintains a personal account; and
                            (iii) the date the report is submitted by the Employee. New Access Persons will be required to provide a listing as of the date such person becomes an Access Person of all holdings in Covered Securities and all outside brokerage accounts and mutual fund accounts with brokerage facilities. This report must be provided no later than 10 calendar days after a person becomes an Access Person.

                        (b) Quarterly Securities Transactions and New Brokerage
                            Account(s) Reports

                            Quarterly Securities Transactions and New Brokerage Account(s) Reports must be submitted by Employees within 10 calendar days after the end of each calendar quarter. Any new brokerage account(s) opened during the quarter without their Local Compliance Group's prior approval, as well as the date(s) the account(s) was (were) opened, must be reported within 10 calendar days after the end of each calendar quarter.

                        (c) Annual Listing of Securities Holdings Reports and
                            Certification of Compliance

                            The Annual Listing of Securities Holdings Report and Certification of Compliance requires all Employees to provide an annual listing of holdings of: (i) all Covered Securities beneficially owned, listing the title of the security, number of shares held, and principal amount of the security as of December 31 of the preceding year, (ii) the name of any broker dealer or financial institution where the account(s) in which Covered Securities were maintained, as of

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                                    December 31 of the preceding year; and (iii) the date the report is submitted. This report must be provided no later than 30 calendar days after December 31 each year. In the case of Employees maintaining Morgan Stanley brokerage accounts for which broker trade confirms, system generated reports or account statements are already received on a quarterly basis by the Local Compliance Group, an annual certification (Certification of Compliance) that the holdings information already provided to the Local Compliance Group accurately reflects all such holdings will satisfy the aforementioned requirement.

                     3.    Form of Reporting

                           The Initial Listing of Securities Holdings and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance must be completed on the appropriate forms, attached as Exhibits D, E, and F respectively, which would be provided by each Local Compliance Group. By not submitting a quarterly transaction report form, an Employee will be deemed to have represented that such person has: (i) executed reportable transactions only in accounts listed with the Local Compliance Group; or (ii) only traded securities exempt from the reporting requirements. Copies of the Initial Listing of Securities Holdings Report and Brokerage Accounts Report, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and the Annual Listing of Securities Holdings Report and Certification of Compliance, which may be revised from time to time, are attached as Exhibits D, E, and F, respectively.

                     4.    Responsibility to Report

                           The responsibility for reporting is imposed on each individual required to make a report. Any effort by a Covered Company to facilitate the reporting process does not change or alter that individual's responsibility.

                     5.    Leave of Absence

                           Employees on leave of absence may not be subject to the pre-clearance and reporting provisions of the Code, provided that, during their leave period, they:
                           (i) do not participate in, obtain information with respect to, make recommendations as to, or make the purchase and sale of securities on behalf of a Fund or a Managed Account Client; and (ii) do not have access to information regarding the day-to-day investment activities of Investment Management.

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                  6.       Where to File Report

                           All reports must be filed by Employees with their Local Compliance Group.

                  7.       Responsibility to Review

                           Each Local Compliance Group will review all Initial Listing of Securities Holdings and Brokerage Accounts Reports, Quarterly Securities Transactions and New Brokerage Account(s) Reports, and Annual Listing of Securities Holdings Reports and Certification of Compliance, filed by Employees, as well as broker confirmations, system generated reports, and account statements.

VI.      Review Committee

         A Code of Ethics Review Committee, consisting of the President/Chief Operating Officer, Chief Investment Officer, Chief Legal Officer, and the Chief Administrative Officer - Investments of Morgan Stanley Investment Management or their designees will review and consider any proper request of an Employee for relief or exemption from any restriction, limitation or procedure contained herein consistent with the principles and objectives outlined in this Code. The Committee shall meet on an ad hoc basis, as it deems necessary, upon written request by an Employee stating the basis for the requested relief. The Committee's decision is within its sole discretion.

VII.     Service as a Director

         No Employee may serve on the board of any company without prior approval of the Code of Ethics Review Committee. If such approval is granted, it will be subject to the implementation of information barrier procedures to isolate any such person from making investment decisions for Funds or Managed Accounts concerning the company in question.

VIII.    Gifts

         No Employee shall accept directly or indirectly anything of value, including gifts and gratuities, in excess of $100 per year from any person or entity that does business with any Fund or Managed Account, not including occasional meals or tickets to theater or sporting events or other similar entertainment./4/
---------------------
/4/ For MSAITM-Tokyo, the receipt of gifts shall not be in excess of (Y)20,000 per year. For MSIM-Mumbai, the receipt of gifts shall not be in excess of INR 4,500. For MSIM-Singapore, the receipt of gifts shall not be in excess of SGD
170. For MSIM-Ltd, the receipt of gifts shall not be in excess of Europe (pound)50 or equivalent.

[LOGO of Morgan Stanley]

IX.      Sanctions

         Upon discovering a violation of this Code, Investment Management may impose such sanctions as they deem appropriate, including a reprimand (orally or in writing), demotion, suspension or termination of employment and/or other possible sanctions. The President/Chief Operating Officer of Investment Management and the Chief Legal Officer or Compliance Officer together, are authorized to determine the choice of sanctions to be imposed in specific cases, including termination of employment.

X.       Employee Certification

         Employees are required to sign a copy of this Code indicating their understanding of, and their agreement to abide by the terms of this Code.

         In addition, Employees will be required to certify annually that: (i) they have read and understand the terms of this Code and recognize the responsibilities and obligations incurred by their being subject to this Code; and (ii) they are in compliance with the requirements of this Code, including but not limited to the reporting of all brokerage accounts, and the pre-clearance of all non-exempt Personal Securities Transactions in accordance with this Code.

I have read and understand the terms of the above Code. I recognize the responsibilities and obligations, including but not limited to my quarterly transaction, annual listing of holdings, and initial holdings reporting obligations (as applicable), incurred by me as a result of my being subject to this Code. I hereby agree to abide by the above Code.

___________________________                     ___________________________
(Signature)                                     (Date)

___________________________
(Print name)


MORGAN STANLEY Investment MANAGEMENT Code of Ethics

Dated: August 16, 2002

[LOGO of Morgan Stanley]

                                                                     SCHEDULE A

MORGAN STANLEY INVESTMENT ADVISORS INC. ("ADVISORS")
MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM")
MORGAN STANLEY INVESTMENT GROUP INC. ("MSIG")
MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED ("MSIM-LTD.")
MORGAN STANLEY INVESTMENT MANAGEMENT COMPANY ("MSIM-SINGAPORE") MORGAN STANLEY ASSET & INVESTMENT TRUST
    MANAGEMENT CO., LIMITED ("MSAITM-TOKYO")
MORGAN STANLEY INVESTMENT MANAGEMENT
    PRIVATE LIMITED ("MSIM MUMBAI")
MORGAN STANLEY INVESTMENTS LP ("MSI-LP")
MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP ("AIP-LP") MORGAN STANLEY AIP GP LP ("AIP GP-LP")
MORGAN STANLEY SERVICES COMPANY INC. ("SERVICES")
MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS") MORGAN STANLEY DISTRIBUTION, INC. ("MORGAN STANLEY DISTRIBUTION") MORGAN STANLEY & CO. INCORPORATED ("MORGAN STANLEY & CO.")
VAN KAMPEN INVESTMENT ADVISORY CORP. ("VKIAC")
VAN KAMPEN ASSET MANAGEMENT INC. ("VKAM")
VAN KAMPEN ADVISORS INC. ("VK ADVISORS")
VAN KAMPEN INVESTMENTS, INC. ("VK INVESTMENTS")
VAN KAMPEN FUNDS INC. ("VK FUNDS")

                                                                       EXHIBIT A

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                     PRIVATE PLACEMENT APPROVAL REQUEST FORM
 (Attach a copy of the private placement memorandum, offering memorandum or any other relevant documents)

Name: _____________________________________   Employee ID #: _______________

Office Phone Number: ______________________   E-Mail: ______________________

Department/Job Title: _____________________   Cost Center: _________________

1.  Name of the sponsor's corporation, partnership or other entity:

    ________________________________________________________________________________________________________________________________

    Name of the private placement: _________________________________________________________________________________________________

2.  Is the sponsor's corporation, partnership or other entity:               [_] Public               [_] Private

3.  Type of security or fund: ______________________________________________________________________________________________________

4.  Nature of participation (e.g., stockholder, selling agent, general partner, limited partner). Indicate all applicable:

    ________________________________________________________________________________________________________________________________

5.  Have you received or will you receive "selling compensation"/1/ in connection with the transaction?  [_] Yes  [_] No

    If yes, describe nature of compensation: _______________________________________________________________________________________

    Amount of compensation: ________________________________________________________________________________________________________

6.  Planned date of transaction: ___________________________________________________________________________________________________

7.  Size of offering (if a fund, size of fund): ____________________________________________________________________________________

8.  Size of your participation (number of units/shares and total dollar amount): ___________________________________________________

9.  Your participation as a percentage of total shares or units outstanding: _______________________________________________________

10. Does/Will the investment carry limited or unlimited liability?           [_] Limited             [_] Unlimited

11. Will the investment require any use of MSIM or any of its affiliates' premises, facilities or materials?  [_] Yes   [_] No

    If "yes," please describe: _____________________________________________________________________________________________________

12. Have you or do you intend to recommend, refer or solicit others in any way in connection with this investment?  [_] Yes   [_] No

13. Is MSIM or any of its affiliates involved? [_] Yes   [_] No

    If "Yes," please describe: _____________________________________________________________________________________________________

14. Describe the business to be conducted by the issuer of the private placement:

    ________________________________________________________________________________________________________________________________

15. If the private placement is a fund, describe its investment objectives (e.g. value, growth, core or specialty):

    ________________________________________________________________________________________________________________________________

16. Has this private placement been made available to any Morgan Stanley Fund or any Managed Account where either you or the person
    you report to exercises investment discretion?   [_] Yes    [_] No

    If no, state why: ______________________________________________________________________________________________________________

17. If the answer to question 16 is "Yes," please describe which fund or managed account: __________________________________________

18. Do you  participate or do you plan to participate in any investment decisions for the private placement?  [_] Yes   [_] No

    If "Yes," please describe: _____________________________________________________________________________________________________

19. Do you participate or do you plan to participate in the management of the sponsor?   [_] Yes    [_] No
    If "Yes," state title and give description of duties: __________________________________________________________________________

20. Describe how you became aware of this private placement: _______________________________________________________________________

21. To the best of your knowledge, will this private placement result in an initial public offering within the next 12 to 18
    months? [_] Yes   [_] No


______________________________

/1/ "Selling compensation" means any compensation paid directly or indirectly from whatever source in connection with or as a result of the purchase or sale of a security, including, though not limited to, commissions, finder's fees, securities or rights to acquire securities, rights to participate in profits, tax benefits, or dissolution proceeds, as a general partner or otherwise, or expense reimbursements.

Note: You must also file an Outside Business Activities Form in advance with your Local Compliance Department if you intend to act as an officer, director or hold a management position in any business or entity other than MSIM or any of its affiliates.

I understand that approval, if granted, is based upon the completeness and accuracy of the information provided herein and I agree to observe any conditions imposed upon such approval. I will notify my Local Compliance Group in writing if any aspect of the private placement is proposed to be changed (e.g., investment focus of fund, compensation, involvement in organization's management) and I hereby acknowledge that such changes may require further approvals or disinvestment by me.

I represent that (i) I have read and understand the MSIM Code of Ethics (the "Code") and recognize that I am subject thereto; (ii) the above trade is in compliance with the Code; (iii) to the best of my knowledge, the above proposed trade does not represent a conflict of interest, or the appearance of a conflict of interest, with any Morgan Stanley Fund or Managed Account; (iv) I have no knowledge of any pending client orders in this security, nor is the above proposed trade in a related security which indirectly would result in a transaction in a security in which there are pending client orders; and (v) I have read and understand the private placement policy contained in the Code. Furthermore, I acknowledge that no action should be taken by me to effect the trade(s) listed above until I have received formal approval.

By signing below, I certify that my responses to this Private Placement Approval Request Form are complete, true and accurate to the best of my knowledge. I hereby confirm that any private securities transaction described in this questionnaire is unrelated to and beyond the scope of my employment by Morgan Stanley or any of its affiliates. Notwithstanding the immediately preceding sentence, I understand that I must obtain consent to any private securities transaction, and I acknowledge that such consent, if granted, is revocable at any time and is subject to my understanding and acknowledgement that such private securities transaction is in no way sponsored by Morgan Stanley or any of its affiliates and shall give rise to no liability on the part of Morgan Stanley or any of its affiliates whatsoever, whether by way of indemnification, insurance or otherwise.

_____________________________________           ___________________________________         ____/____/____
(Employee - Signature)                          (Employee - Print Name)                     (Date)


_____________________________________           ___________________________________         ____/____/____
(Employee's Supervisor - Signature)             (Employee's Supervisor - Print Name)        (Date)

Date Received by the Local Compliance Group: _______________________________



Code of Ethics Review Committee:

[_]  Approved     [_]  Not Approved

Name: ____________________________________________   Title: ________________
                      (Please Print)
Signature ________________________________________   Date:  ________________

                                                                       EXHIBIT B

               MSIM PERSONAL SECURITIES TRANSACTION APPROVAL FORM

----------------------------------------------------------------------------------------------------------------------------
PRINT NAME                               DEPARTMENT                     NAME OF THE PORTFOLIO MANAGER TO WHOM YOU REPORT
                                                                        (INVESTMENT DEPARTMENT PERSONNEL ONLY)

----------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY BROKERAGE ACCOUNT NO                                            NAME OF FINANCIAL ADVISOR (if any):

----------------------------------------------------------------------------------------------------------------------------

     I hereby request permission to effect a transaction in the security as indicated below for my own account or other account in which I have a beneficial interest or legal title. The approval will be effective only for a transaction completed prior to the close of business on the day of approval. Any transaction, or portion thereof, not so completed will require a new approval. A separate form must be used for each security transaction. I understand that I am required to instruct my Financial Advisor to supply duplicate confirms and statements or other records containing the same information on all transactions to my Local Compliance Group.

I understand and agree to abide by the requirements set forth in the Morgan Stanley Investment Management Code of Ethics (the "Code") and the following:

1. In the case of a purchase, I agree that I will not sell the security within thirty days from the date of the purchase and/or sell the security at a profit within of sixty days from the date of the purchase transaction. In the case of a sale, I agree that I will not repurchase the security until at least thirty days from the sale trade date and/or purchase the security at a lower price for a minimum of sixty days from the date of the sale transaction. Any violation may result in disgorgement of all profits from the transaction.

2. I represent that this security: (A) is not involved in an Initial Public Offering (IPO) or any other public underwriting and (B) does not involve a short sale, or futures transaction.

3. For any private placement, I am aware that separate pre-approval must be obtained from the Morgan Stanley Investment Management Code of Ethics Review Committee.

4. For portfolio managers, research analysts and persons reporting to such persons, and all personnel in the Trading Department:

          (A) I hereby certify that: (i) in the case of a purchase, the availability of the security or securities being purchased is in no way related to my position with a Covered Company (defined in Section
          V. of the Code) and that the purchase of the securities by me will not take precedence over an investment in such security or securities by a client account, and (ii) the security or securities being purchased or sold are not currently being considered for purchase or sale by any client account with respect to which I, or any person who reports to me, has, or should have, knowledge.

          (B) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that I must obtain a signature from a designated senior portfolio manager as part of the pre-clearance requirement. If I am an individual who works in the trading room, I understand that I must obtain a signature from my immediate supervisor as part of the pre-clearance requirement.

          (C) If I am an individual who reports to a portfolio manager, a research analyst, or someone reporting to a portfolio manager or research analyst, I understand that in certain cases I may be required to disgorge any profits from a transaction if a Fund or Managed Account buys or sells the same or related security within seven days preceding or subsequent to my transaction (see Section VI., sub-section B. 7) of the Code for a complete description of the scope of this restriction).

5. I hereby certify that I have not obtained access to any material, non-public information. I understand that if I receive oral or written material, non-public information, I must discuss the situation immediately with my Local Compliance Group or Chief Legal Officer of Morgan Stanley Investment Management.

6. I hereby certify that to the best of my knowledge, this security is not being purchased or sold and/or is not being considered for purchase or sale by any Fund or Managed Account.

====================================================================================================================================
A. PURCHASE
------------------------------------------------------------------------------------------------------------------------------------
NAME OF SECURITY/SYMBOL   NUMBER OF SHARES OR      CUSIP NUMBER FOR FIXED       ACQUISITION PRICE     TOTAL PRICE
                          PRINCIPAL AMOUNT         INCOME SECURITIES ONLY

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS?   [_] Yes  [_] No    IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.
------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU SOLD ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?    [_] Yes  [_] No    IF YES, STATE THE PRICE PER SHARE: $
------------------------------------------------------------------------------------------------------------------------------------
B. SALE
------------------------------------------------------------------------------------------------------------------------------------
NAME OF SECURITY/SYMBOL                                                             CUSIP NUMBER FOR FIXED INCOME SECURITIES ONLY

------------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES OR PRINCIPAL AMOUNT      DISPOSITION PRICE       TOTAL PRICE       DATE ACQUIRED        UNIT PRICE AT ACQUISITION

------------------------------------------------------------------------------------------------------------------------------------
CHECK BOX IF THE SECURITY IS OFFERED THROUGH A PRIVATE PLACEMENT, IF SO, CONTACT YOUR LOCAL COMPLIANCE GROUP FIRST. [_]

====================================================================================================================================
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST THIRTY DAYS? [_] Yes  [_] No IF YES, SEE YOUR LOCAL COMPLIANCE GROUP.
------------------------------------------------------------------------------------------------------------------------------------
HAVE YOU PURCHASED ANY SHARES OF THIS SECURITY WITHIN THE PAST SIXTY DAYS?  [_] Yes  [_] No IF YES, STATE THE PRICE PER SHARE: $
------------------------------------------------------------------------------------------------------------------------------------
PERMISSION:                      GRANTED:  __________                   DENIED: __________
--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DATE/TIME:                  YOUR SIGNATURE:

------------------------------------------------------------------------------------------------------------------------------------
DATE:                       IF APPLICABLE, SIGNATURE - DESIGNATED PORTFOLIO MANAGER:

------------------------------------------------------------------------------------------------------------------------------------
DATE:                       IF APPLICABLE, SIGNATURE - IMMEDIATE SUPERVISOR:

------------------------------------------------------------------------------------------------------------------------------------
DATE:                       IF APPLICABLE, TRADING DESK/DEPARTMENT SIGNATURE:

------------------------------------------------------------------------------------------------------------------------------------
DATE:                       COMPLIANCE SIGNATURE:

------------------------------------------------------------------------------------------------------------------------------------

* IF SHARES BEING SOLD WERE PURCHASED ON MORE THAN ONE DATE, EACH ACQUISITION DATE MUST BE LISTED FOR PURPOSES OF DETERMINING THE THIRTY-DAY/ SIXTY-DAY HOLDING PERIOD RESTRICTIONS. THE WHITE COPY OF THIS PRE-APPROVAL FORM MUST BE RETURNED TO YOUR LOCAL COMPLIANCE GROUP BY NOON OF THE DAY FOLLOWING EXECUTION OF THE TRADE.

(REV. 6/02)            WHITE - LOCAL COMPLIANCE GROUP       PINK - EMPLOYEE COPY

                                                                       EXHIBIT C

                  MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")

EMPLOYEE ACCOUNT REQUEST FORM FOR A MORGAN STANLEY ACCOUNT

Please complete this form to open a Morgan Stanley Account/1/ for all accounts beneficially owned by you. Please make additional copies of this page as necessary in order to include information for all your accounts. This form will be returned to you after your Local Compliance Group's review.

  __________________________   ______________________     _____________________
  Print Name                   Employee ID #            Fax #

  __________________________   ______________________   _______________________
  Social Security #            Department/Branch #      Asset Management Entity

  __________________________
  Phone #
--------------------------------------------------------------------------------

Check one of the following:

   [_]I am a Morgan Stanley Investment Management employee. [_]I am a consultant
                                                               /vendor/temp.

       -------------------------------------------------------------------------
                        I. Brokerage ACCOUNT INFORMATION
       -------------------------------------------------------------------------

        [_] I would like to open a Morgan Stanley & Co. Brokerage Account(for MSIM Inc. & MSIG employees only). Please contact the Employee Trading Desk at (212) 762-6194.

        [_] I would like to open a Morgan Stanley DW Inc.(retail IAS) Brokerage Account with a Financial Advisor. For IAS Accounts, please call(212) 314-7900 or go to
        http://www.morganstanleyindividual.com/accountoptions/

        Account Title:__________________________

        Employee's relationship to account owner:____________________________

        [_] This account is NOT independently managed; I am involved in the investment decisions./2/
        [_] This account is independently managed; I am NOT involved in the investment decisions./3/

        Name of investment manager and relationship, if any:____________________

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                         II. SEPARATELY MANAGED ACCOUNTS
       -------------------------------------------------------------------------
        [_] I would like to participate in an investment program offered by Morgan Stanley.

        The name of the Investment Program is: _________________________________

        The fully discretionary account is managed by:__________________________

        I hereby certify that I have obtained written permission from the Chief Investment Officer (or his designee, see below) to open the fully discretionary account and there will be no communication between the portfolio manager and me with regard to investment decisions prior to execution.

        ________________________________       _________________________________
        Employee Signature                     CIO or DESIGNEE SIGNATURE

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

By signing below, you agree to abide by the Code of Conduct and MSIM's Code of Ethics with respect to any account maintained at Morgan Stanley.

______________
  /1/ Morgan Stanley Accounts may include Morgan Stanley & Co. brokerage, Individual Advisory Services (IAS), PWM Account, or separately managed accounts offered by Morgan Stanley.
  /2/ Your participation in the selection of any investment, including mutual funds, means that the account is NOT independently managed.
  /3/ You must not be involved in investment selections through recommendation, advice, and prior review or otherwise, or you must be a passive beneficiary of the account in order to represent that you are not involved in investment decisions for the account.

                                                                       EXHIBIT C

Date:_______________________           Signature:_______________________________

    PLEASE ENSURE THAT YOUR LOCAL COMPLIANCE GROUP EITHER RECEIVES DUPLICATE STATEMENTS AND TRADE CONFIRMATIONS OR RECORDS CONTAINING THE SAME INFORMATION

To Morgan Stanley Brokerage:

Pursuant to NYSE Rule 407, please accept this form as notification that MSIM has approved the employee named above to maintain the account titled above with your firm. The employee has a beneficial interest in such account. This account must be coded with the appropriate employee account range, i.e.; Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Distributors Inc., Morgan Stanley Investments LP, Morgan Stanley & Co. Incorporated, Morgan Stanley Distribution, Inc., Morgan Stanley Services Company Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Investments Inc., Van Kampen Funds Inc., in order to permit appropriate review by the Local Compliance Group.

Approved by: ________________________________________________
             Signature - Compliance Group

             ________________________________________________     _____________
             Print Name - Compliance Group                        Date
________________________________________________________________________________
To be Completed by a Morgan Stanley Broker__________________________________
________________________________________________________________________________

                  MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM")
          Initial Listing of Securities Holdings and Brokerage Accounts

I hereby certify that the following is a complete and accurate listing as of the date hereof of all beneficially owned brokerage accounts or mutual fund accounts with brokerage facilities and Covered Securities1 held therein. I understand that if I am an Access Person of MSIM, I must provide this information to my Local Compliance Group no later than ten (10) calendar days after my hire date. Failure to do so within this time period will be considered a violation of MSIM's Code of Ethics:

I. Brokerage Accounts Maintained: I maintain the following brokerage accounts or mutual fund accounts with brokerage facilities (List below or attach the most recent account statement containing ALL information required below):

     ==========================================================================================================================
                                                                                                       Relationship to
                   Name of Account              Account Held At:            Account Number       Accountholder (self, spouse,
                                                                                                         child, etc.)
     --------------------------------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
       (Use additional sheets if necessary)

     Except where exceptional circumstances exist, accounts are required to be held with a Morgan Stanley broker. Accordingly, unless I am granted approval to maintain these accounts outside of Morgan Stanley, I agree to transfer them as soon as practicable (generally thirty days or less) to Morgan Stanley. Pending transfer of these accounts to Morgan Stanley, I will not effect any brokerage transactions in these accounts and I will arrange for my Local Compliance Group to receive duplicate confirmations and monthly statements for each such account.

II. Securities Owned: List each Covered Security held in the account(s) listed above or attach the most recent brokerage account statement(s) containing ALL information required below:

     ===============================================================================================================================
                                 Type of Security
        Title of Security      (common stock, bond,    Number of Shares   Principal Amount  Date Acquired  Description of Interest
                              private placement etc.)
     -------------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
       (Use additional sheets if necessary)

_________________________

/1/ "Covered Securities" include all securities (including securities held in ESOP, IRA or other accounts), except for direct obligations of the United States Government, Bank Certificates of Deposit, Bankers' Acceptances, Commercial Paper, High Quality Short-term Debt Instruments, and Shares of Open-end Investment Companies.

III. Request to Maintain Outside Brokerage Accounts: I hereby request approval to maintain one or more of the brokerage accounts listed in Section I. above based on the following: Please check the appropriate box(es).

        [_] The account is independently managed and I am not involved in investment selections through recommendation, advice, prior review or otherwise, or, I am a passive beneficiary of the account and am not involved in the investment decisions.

                   List account: _______________________________________________

                   Name of investment manager and family relationship, if any:

                   _____________________________________________________________

        [_] A participant in the account is employed by another asset management firm or brokerage firm which requires the account to be maintained at such firm. I will arrange for duplicate confirmations and monthly statements to be sent to my Local Compliance Group.

                   List account: _______________________________________________

        [_]   Other (explain) __________________________________________________

                   List account: _______________________________________________

By signing this form, I acknowledge that I have received and understand the MSIM Code of Ethics and the Code of Conduct. I agree to abide by the provisions of the Code of Ethics and the Code of Conduct and to promptly notify my Local Compliance Group of any changes to the above information.

___________________________                       ____/____/____
    (Sign Name)                                   (Date)


___________________________
    (Print Name)

___________________________
Employee Position/Title


LOCAL COMPLIANCE GROUP:
[_]     Approved          [_]    Not Approved

______________________________                    ____/____/____
Signature                                         (Date)

                                                                       EXHIBIT E

                      MORGAN STANLEY INVESTMENT MANAGEMENT

   Quarterly Securities Transactions and New Brokerage Account - Confidential
                                     Report

                  For the Quarter Ended:    XXX/XXX/XXX 200X

Unless your Morgan Stanley accounts are limited to those listed in section (A) below ("Morgan Stanley Accounts") or you maintain approved non-Morgan Stanley accounts but have not engaged in any transactions in securities other than those listed in section (B) below ("Exempted Securities"), you are required to provide the information requested in section (B) below to your Local Compliance Group no later than 10 calendar days after the end of each calendar quarter.

If your Local Compliance Group does not receive a response from you within the required time period, you will be deemed as applicable: (i) not to have executed any reportable transactions; or (ii) to have only executed reportable transactions in an account that is automatically reported to your Local Compliance Group; AND (iii) not opened any new brokerage or mutual fund accounts with brokerage facilities during the quarter. Failure to comply with the foregoing will be considered a violation of the Morgan Stanley Investment Management Code of Ethics.

A. Please print this form and complete section (B) below unless your accounts are with a Morgan Stanley broker and broker trade confirms and account statements or other records with the same information are being sent to your Local Compliance Group; and/or

B. Please complete the following (or attach brokerage confirmations in lieu) for all securities transactions executed during the quarter except for transactions in:

              .      Direct Obligations of the U.S. Government;

              .      Bank Certificates of Deposit;

              .      Bankers' Acceptances;

              .      Commercial Paper;

              . High Quality Short-Term Debt Instruments (which for these purposes are repurchase agreements and any instrument that has a maturity at issuance of less than 366 days that is rated in one of the two highest categories by a nationally recognized statistical rating organization); and

              .      Shares of Open-End Investment Companies (mutual funds).

------------------------------------------------------------------------------------------------------------
     Date of    Number of Shares/       Title of Security        Unit Price   Total Price   Broker Name &
   Transaction   Principal Amount   (including, if applicable,                              Account Number
                                    interest and maturity date)
------------------------------------------------------------------------------------------------------------
                                 Purchases and Acquisitions
                                 --------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                Sales and Other Dispositions
                                ----------------------------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

If you opened a new account(s) this quarter without your Local Compliance Group's approval, state the date the account(s) opened? ________________________ What is the name of the broker dealer or financial institution with whom you established the account? _______________________________________________________
________________________________________________________________________________
What date was this report submitted to your Local Compliance Group?_____________

Please check the appropriate boxes:

I currently take part in the:  [_]  Tax Deferred Equity Participation Plan
                                    ("TDEPP")
                               [_]  Employee Stock Purchase Plan ("ESPP")
                               [_] Saving Today Affords Retirement Tomorrow ("START")
                               [_]  Equity Incentive Compensation Program
                                    ("EICP")
                               [_]  Other (Employee Stock Ownership Plan, 401K)
                               [_]  None




Name: _________________________________
Signed: _______________________________
Date: __/__/__

                                                                       EXHIBIT F

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                   ANNUAL LISTING OF SECURITIES HOLDINGS AND
                           CERTIFICATION OF COMPLIANCE

         I hereby certify that: (1) I have read and understand the Code of Ethics (the "Code"); which has been adopted by the above entity; and recognize the responsibilities and obligations incurred by my being subject to the Code;
(2) except as noted below, all transactions entered into since January 1, 20XX in securities of which I had direct or indirect beneficial ownership under the Code have been effected in accordance with the provisions of the Code; (3) all my personal securities accounts are reflected completely and accurately on the attached list and all securities beneficially owned by me are reflected accurately in such accounts, as required to be disclosed pursuant to the Code (unless otherwise noted below); and (4) if applicable, I have indicated below the employer sponsored plan(s) in which I participate.

EXCEPTIONS:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ANY ERRORS/OMMISSIONS TO MY LIST OF ACCOUNT(S) AND/OR ANNUAL SECURITIES HOLDINGS ARE NOTED BELOW:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

PLEASE CHECK THE APPROPRIATE BOXES:

I currently take part in the:  [_]  Tax Deferred Equity Participation Plan ("TDEPP")
                               [_]  Employee Stock Purchase Plan ("ESPP")
                               [_]  Saving Today Affords Retirement Tomorrow ("START")
                               [_]  Equity Incentive Compensation Program ("EICP")
                               [_]  Other (Employee Stock Ownership Plan, 401K)
                               [_]  None

Name: _____________________         Signature: ______________________________
Date: _____________________

                                                                       EXHIBIT G


                      MORGAN STANLEY INVESTMENT MANAGEMENT

                        OUTSIDE BUSINESS ACTIVITIES FORM

Name:_________________________________     Employee ID #:_______________________

Phone Number (Work):__________________     E-Mail:______________________________

Department/Job Title:_________________     Cost Center:_________________________


I.   Initial Disclosure of Outside Business Activities:

     List below all outside business activities /1/ you are involved in.
     ===========================================================================
       COMPANY NAME   TYPE OF BUSINESS  TITLE/POSITION    DATE YOU FIRST BECAME
                                           HELD          INVOLVED WITH ACTIVITY
     ===========================================================================
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     List any corporation of which you or a member of your immediate family directly or indirectly own, control, or hold the power to vote 5% percent or more of the outstanding voting securities. Please include the name of the organization, the date you first became involved with the organization, the nature of your involvement with the organization, and any other supporting documentation that may be deemed relevant.

     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     List any joint ventures in which you participate outside your employment with Morgan Stanley Investment Management.

     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

     List any trustee or executor positions you hold other than those pertaining to your immediate family.

     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

I. Pre-Clearance of Outside Business Activities: Complete this section for each outside business activity listed above or for any outside business activity you plan to engage in. Please note that all outside business activities must be pre-cleared through the completion and approval of this form. Retain a copy of the completed form for your records.

     1. Do you currently serve, or do you plan to serve, as an officer, director/trustee, partner, or employee of any entity other than MSIM?

                       [_] Yes       [_] No

        . If you plan to serve, or currently serve, as a director/trustee, is the company publicly or privately held?

                       [_] Publicly  [_] Privately

     2. Do you or a member of your immediate family own, or plan to own, directly or indirectly, 5% or more of the outstanding voting securities of any entity?

                       [_] Yes       [_] No


____________
/1/ "Outside business activities" are described in the Code of Conduct and generally refer to your associations with any entities other than Morgan Stanley or any of its affiliates.

3. Please provide the following information with respect to your outside business activity or planned outside business activity:

     . Name of outside entity: _________________________________________________

                      Address: _________________________________________________

                               _________________________________________________

     . Country or state of formation:___________________________________________

     . Is the company publicly or privately held?  [_] Publicly   [_] Privately

     . Type of business:________________________________________________________

     . Title or position: [_] Director/Trustee [_] Officer   [_] Shareholder

                          [_] Partner          [_] Employee  [_] Other__________

     . Amount of compensation from the outside business activity, if any: $_____

             Frequency of compensation from outside business activity:
                                                      [_] Weekly  [_] Bi-Weekly

                                                      [_] Monthly [_] Annually

     . Amount and percentage of any stock ownership, partnership or other financial interest in this entity:

             Number of shares or units:_________________________________________

             Cost per share or unit:____________________________________________

             Percentage of total shares or units:_______________________________

     . Description of your activities, duties, and responsibilities with regard to this entity:__________________________________________________________

       _________________________________________________________________________

     . Date of First Involvement:_______________________________________________

     . Approximate amount of time spent or planned to be spent on outside business activity (hours/week):__________________________________________

     . Approximate amount of time spent or planned to be spent on outside business activity during MSIM normal office hours (hours/week):
       _________________________________________________________________________

     . Describe any relationship or connection of any kind between the outside entity and MSIM:
       _________________________________________________________________________

     . Did MSIM request that you accept this position with the outside entity?
                                                [_] Yes    [_] No

================================================================================

  Note: A Private Placement Approval Request Form must also be completed, signed and forwarded to the Code of Ethics Review Committee (please consult with your Local Compliance Group) for any private investment relating to the above outside business activity, including any personal investment or role in recommending or selling related securities to others.

  By signing below, I certify that my responses to this Outside Business Activities Form are complete, true and accurate to the best of my knowledge. I will report any changes or corrections to this information promptly, in writing, to my Local Compliance Group and will obtain prior written acknowledgement or approval as required by the Local Compliance Group before any additional involvement such as participation in additional sales, holdings, compensation or participation in the company's management or before engaging in any future outside business activities. I hereby represent that this proposed outside business activity does not conflict with the interests of MSIM or the Morgan Stanley clients. I hereby confirm that the outside business activity described in this questionnaire is unrelated to and beyond the scope of my employment by MSIM. Notwithstanding the immediately preceding sentence, I understand that regulations and MSIM policy require that I obtain consent to engage in any outside business activity, and I acknowledge that such consent, if granted, is revocable at any time in MSIM's sole discretion and is subject to my understanding and acknowledgement that such outside business activity is in no way sponsored by MSIM and shall give rise to no liability on the part of MSIM whatsoever, whether by way of indemnification, insurance or otherwise.

  Employee Signature:______________________________________  Date:______________

  Employee's Immediate Supervisor's Signature:_____________  Date:______________

  ==============================================================================

  Code of Ethics Review Committee: [_] Approved      [_] Not Approved

  Name:_________________________________  Signature:____________________________

  Title:________________________________  Date:_________________________________